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Exhibit 10.26



                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "PLEDGE AGREEMENT") is made and entered into as of March 21, 2002, by and between MICHAEL A. ARMANI, an individual ("PLEDGOR"), and TELENETICS CORPORATION, a California corporation ("PLEDGEE").

         IN CONSIDERATION of the mutual covenants herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties do hereby agree as follows:

1.       SECURED OBLIGATIONS.
         -------------------

         The security interest granted by this Pledge Agreement secures prompt and complete payment and performance of all indebtedness, obligations and liabilities of Pledgor to Pledgee (the "SECURED OBLIGATIONS") arising out of (i) that certain Secured Promissory Note of even date herewith made by Pledgor in favor of Pledgee in the original principal amount of $139,000 (the "NOTE"), and
(ii) this Pledge Agreement.

2.       PLEDGE AND COLLATERAL.
         ---------------------

         Pledgor does hereby pledge and grant to Pledgee a security interest in the following collateral ("Collateral") to secure the Secured Obligations:

         (a) The Pledgor will initially pledge Seven Hundred Thousand (700,000) shares of common stock of Pledgee which is part of Certificate No. ______. However, the obligation of the Pledgor is only to pledge enough shares of common stock of Pledgee as Collateral to satisfy the Note at any given time. To accomplish this, the parties will, on a quarterly basis or at other times based on mutual consent, recalculate the amount of shares of common stock of Pledgee necessary to satisfy the Note based on the average of the closing prices of a share of Pledgee's common stock, as traded on the NASD OTC Electronic Bulletin Board (or other NASD service), for the five (5) trading days ending on the last trading day of the applicable period, by taking the amount then due under the Note divided by such average closing price; the resulting amount of shares shall be the Collateral until a recalculation is made at the end of the following period. After a calculation is made as provided above, (i) any shares of Pledgee's common stock then constituting Collateral in excess of those required to secure the Pledgor's obligations under the Note shall be automatically released by Pledgee as Collateral, and (ii) any shares of Pledgee's common stock held by Pledgor and not then constituting Collateral that are required, together with the Collateral, to secure Pledgor's obligations under the Note shall automatically become Collateral hereunder. The shares of common stock from time to time constituting Collateral shall be referred to hereinafter as (the "SHARES").

         (b) All "Proceeds" of the foregoing, as such term is defined in the California Commercial Code ("Code").

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3.       Warranties.
         -----------

         Pledgor hereby represents and warrants that:

         (a) Pledgor has full power and authority to enter into this Pledge Agreement, the Note and all related documents and agreement.

         (b) Pledgor has the unrestricted right to vote, pledge and grant the security interest in or otherwise transfer the Collateral, free of any liens, claims, encumbrances or other security interests.

         (c) Except as provided under this Pledge Agreement, Pledgor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest or encumbrance on any of the Collateral and will defend the right, title and interest of Pledgee in and to any of Pledgor's right, title and interest in and to the Collateral against the claims and demands of all other persons. Pledgor will not, without the prior written consent of Pledgee, sell, assign, exchange, grant a security interest in, transfer, encumber or otherwise dispute of, any of the Collateral, or attempt or contract to do so.

         (d) Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Pledgee shall not have any responsibility or liability under this Pledge Agreement for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

4.       FINANCING STATEMENTS.
         --------------------

         Pledgor hereby authorizes Pledgee to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest with or without the signature of Pledgor, naming Pledgor as debtor and Pledgee as secured party. Upon request by Pledgee, Pledgor shall join with Pledgee in executing one or more such financing statements or other documents.

5.       RISK OF LOSS.
         -------------

         Pledgor shall have all risk of loss of the Collateral, notwithstanding possession or control of the Collateral or any part thereof by Pledgee.

6.       RIGHTS AND POWERS.
         -----------------

         Pledgee may, without obligation to do so, exercise at any time and from time to time one of more of the following rights and powers with respect to any or all of the Collateral:

         (a) Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Pledge Agreement.

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         (b) Transfer record ownership of the Collateral to Pledgee or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding Event of Default (as defined in SECTION 9 of this Pledge Agreement).

         Reasonable expenses incurred in the exercise of such rights and powers shall be paid promptly by Pledgor.

         So long as there exists no Event of Default, Pledgor may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or any action taken, that would materially impair the value of the Collateral or be inconsistent with or violate any provision of this Pledge Agreement, the Note or any other agreement or document related to any of the foregoing. Accordingly, until such time as an Event of Default occurs, all shareholder materials that Pledgee receives with respect to the Collateral shall be delivered to Pledgor at the address indicated below.

7.       PAYMENT OF TAXES AND OTHER CHARGES.
         ----------------------------------

         Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, if any, and in the event of Pledgor's failure to do so, Pledgee may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. If Pledgee pays any such taxes or charges, Pledgor shall immediately reimburse Pledgee for such payment.

8.       TRANSFER OF COLLATERAL.
         ----------------------

         In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), Pledgee may transfer all or any part of its interest in the Collateral, and the transferee shall thereupon succeed to all the rights, powers, remedies and obligations of Pledgee hereunder with respect to the Collateral so transferred. Upon such transfer, Pledgee shall be fully discharged from all liability and responsibility for the transferred Collateral.

9.       EVENTS OF DEFAULT.
         -----------------

         The occurrence of one or more of the following events shall constitute an "Event of Default" under this Pledge Agreement:

         (a) failure of Pledgor to pay when due under the Note principal or accrued interest;

         (b) the occurrence of any event of default specified in the Note;

         (c) the failure of Pledgor to perform or observe any of the Secured Obligations or any other obligation or covenant under the Note, under this Pledge Agreement or under any related agreement; or

         (d) the breach of any warranty of Pledgor contained in this Pledge Agreement.

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         Upon the occurrence of any such Event of Default, Pledgee may, at its election, declare the Secured Obligations immediately due and payable and may exercise any or all of the rights and remedies with respect to the Collateral granted to a secured party under the provisions of the Code (as now or hereafter in effect), including without limitation, the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and/or any or all other Secured Obligations. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to Pledgee shall first be applied to the payment of expenses incurred by Pledgee in connection with the disposition, and the balance shall be applied to the payment of the Secured Obligations in such order of application as Pledgee shall deem appropriate. Any surplus proceeds shall be paid over to Pledgor, and the Secured Obligations shall not be discharged to the extent of any deficiency.

10.      WAIVER.
         ------

         The rights, powers and remedies granted to Pledgee pursuant to the provisions of this Pledge Agreement shall be in addition to all rights, powers and remedies granted to Pledgee under any statute or rule of law. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy under this Pledge Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Pledge Agreement shall not preclude the further exercise thereof, and every right, power and remedy of Pledgee under this Pledge Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by Pledgee. Pledgor waives any and all claims or defenses assertable against Pledgee and assignees thereof, except defenses that cannot be waived under the Code.

11.      APPLICABLE LAW.
         ---------------

         This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to choice of law principles, and shall be binding upon the executors, administrators, heirs and assigns of Pledgor. Pledgor may not assign its rights or obligations under this Pledge Agreement or the Note without prior written consent of Pledgee. This Pledge Agreement shall be fully enforceable by Pledgee's successors and assigns.

12.      SEVERABILITY.
         ------------

         If any provision of this Pledge Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Pledge Agreement shall be affected thereby.

13.      ATTORNEYS' FEES AND COSTS.
         -------------------------

         In any suit, action or proceeding (including arbitration) arising out of or related to the Pledge Agreement or the transactions contemplated hereby, including any appeals (an "ACTION"), the non-prevailing party shall pay to the prevailing party a reasonable sum for ordinary and necessary attorneys', paralegals', accountants' and experts' fees and costs incurred in connection with prosecuting or defending such Action and/or enforcing any judgment, order, ruling, or award (collectively, a "DECISION") granted therein, in addition to any damages and costs which the prevailing party otherwise would be entitled.


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Any Decision entered in such Action shall contain a specific provision providing for the recovery of reasonable attorneys', paralegals', accountants' and experts' fees and costs incurred in enforcing such Decision. For the purposes of this SECTION 15 all attorneys', paralegals', accountants' and experts' fees and costs shall include, but not be limited to, fees and costs incurred in the following: (i) post-judgment motions and collection actions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations;
(iv) discovery; and (v) bankruptcy. Any action shall be brought in the state or federal courts located in Orange County, California or, in the case of an arbitration, brought before the American Arbitration Association located in Orange County, California. Pledgor hereby agrees that service of any summons and complaint or other process in any Action may be made by registered or certified mail directed to Pledgor at Pledgor's address set forth in this Pledge
Agreement, Pledgor hereby waiving personal service thereof. Nothing in this
SECTION 15, however, shall affect the right of Pledgee to serve legal process in any other manner permitted by law.

14.      FURTHER ASSURANCES.
         -------------------

         Pledgor agrees that he will cooperate with Pledgee and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take all such other action, including without limitation, the filing of financing statements, as Pledgee may reasonably request from time to time to carry out the provisions and purposes of this Pledge Agreement.

15.      USURY REFORMATION
         -----------------

         The Note, this Pledge Agreement and all related agreements between Pledgor and Pledgee are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds of the Note, acceleration of maturity of the unpaid principal balance thereof, or otherwise, shall the amount paid or agreed to be paid to Pledgee for the use, forbearance or detention of the money evidenced by the Note exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of the Note or this Pledge Agreement or any other agreement referred to herein or therein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law that a court of competent jurisdiction may deem applicable, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Pledgee shall ever receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Note and not to the payment of interest. This provision shall control every other provision of the Note and this Pledge Agreement.

16.      COUNTERPARTS.
         ------------

         This Pledge Agreement may be executed in multiple counterparts, each of which shall be considered an original but all of which shall constitute one agreement.

                            (Signature page follows)

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         IN WITNESS WHEREOF, this Pledge Agreement has been executed by Pledgor and Pledgee effective as of the date first set forth above.



                                        /s/ Michael A. Armani
                                        ------------------------------------
                                        Michael A. Armani, an individual

                                        Address:

                                        18 Savcito
                                        ------------------------------------
                                        Foothill Ranch, CA 92630
         PLEDGOR:                       ------------------------------------




                                        TELENETICS CORPORATION,
                                        a California corporation


                                        By: /s/ David L. Stone
                                           ---------------------------------
         PLEDGEE:                       Its: Chief Financial Officer/Secretary
                                             -------------------------------

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